UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Summit Municipal Income Fund	October 31, 2020
PRINX	Investor Class
PAIMX	Advisor Class
PRIMX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS

HIGHLIGHTS

■	The broad municipal bond market posted positive returns for the 12 months ended October 31, 2020, supported by generally positive technical conditions and ultra-accommodative monetary policy.

■	The T. Rowe Price Summit Municipal Funds delivered positive returns but underperformed their respective Bloomberg Barclays benchmarks. Performance versus Lipper peers was mixed, with the Summit Municipal Intermediate Fund outperforming its peer group average.

■	Although market conditions have largely recovered from the initial shock of the coronavirus, the financial positions of many borrowers remain challenged today, especially for state and local governments that entered the crisis with existing fiscal stress. We continue to favor revenue-backed bonds over general obligation debt due to our concerns about the unfunded liabilities burdening many state and local borrowers.

■	Despite challenges, many issuers continue to demonstrate prudent fiscal management, and we anticipate that the asset class will remain high quality relative to other fixed income markets.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global financial markets faced historic challenges during your fund’s fiscal year, the 12-month period ended October 31, 2020, as the spread of the coronavirus and lockdown measures decimated economic activity in the spring and led to sharp sell-offs. Markets were resilient, though, and many sectors finished in positive territory.

The year began on a positive note, with major stock benchmarks in the U.S., Europe, and Japan recording gains through the middle of February, but global markets became increasingly volatile as the pandemic spread outside China. As the extent of the crisis grew, investors rapidly moved their assets into U.S. Treasuries and cash. By March 23, the S&P 500 Index had fallen by about a third from the start of the year, and even traditionally safer areas of the market, such as high-quality bonds, sold off during the downturn.

In response to the rapid economic contraction, governments and central banks around the world took extraordinary actions to support the economy. In the U.S., the federal government approved relief packages totaling $2.4 trillion, or over 11% of gross domestic product, while the Federal Reserve cut interest rates close to zero and began massive purchases of government, mortgage-backed, and corporate bonds to stimulate the economy and increase liquidity in the fixed income market. In just a few months, the Fed engaged in twice as much quantitative easing as it did during the entire global financial crisis from 2008 to 2010. The European Central Bank and the Bank of Japan also committed to significant asset purchase programs, and other central banks cut rates or bought bonds to support their economies.

Boosted by the stimulus and an easing of lockdowns during the summer, global economies began a rapid recovery, although most indicators remained below pre-pandemic levels at the end of the period. Financial markets also rebounded, but it was an uneven recovery.

Investors favored mega-cap information technology and internet-related firms, which benefited from the work-from-home environment and an acceleration in demand for online services, while other sectors have yet to bounce back. Energy companies were hit hard by a steep drop in oil prices due to declining demand, and airlines, hotels, and shopping centers struggled amid lockdown orders and consumer reluctance to resume activities where social distancing wasn’t possible.

Growth stocks significantly outperformed value shares during the period, and U.S. equities, led by the tech giants, generally outpaced international benchmarks. Asian shares performed well as China and other countries in the region have been successful in controlling the coronavirus, while European stocks produced negative returns as a resurgence of the virus led to a second round of lockdowns at the end of the period. Despite steep losses in Latin America, emerging markets stocks recorded generally solid gains.

The U.S. dollar weakened during the period, as negative real (inflation-adjusted) interest rates and slower growth relative to the rest of the world made the greenback less attractive. Currency results varied widely at the country level, but a stronger euro and yen aided returns for U.S. investors in Europe and Japan, respectively. In the fixed income universe, Treasuries recorded solid gains as yields dropped to record lows, and investment-grade corporate bonds rallied on strong investor demand.

As the period ended in late October, rising coronavirus caseloads in the U.S. and Europe made it clear that the pandemic is not over, although we are hopeful that a vaccine will bring about an eventual return to normalcy in the new year. Whatever challenges we face in 2021, I can assure you that our commitment to fundamental research remains steady.

Our investment teams continue to meet regularly with executives from the companies we are investing in, although video conferencing has largely replaced on-site visits. We remain focused on the long term and continue to ground our decision-making in rigorous analysis, an approach that we believe will benefit our shareholders in this dynamic market environment.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

SUMMIT MUNICIPAL INTERMEDIATE FUND

INVESTMENT OBJECTIVE

The fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Summit Municipal Intermediate Fund returned 3.05% over the 12-month period. The fund underperformed its benchmark, the Bloomberg Barclays Municipal 1–15 Year Blend (1–17) Bond Index, but outperformed its Lipper peer group average. (Returns for the Advisor and I Classes varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Technical factors were generally favorable for municipal debt, as an increase in new issuance was met with solid demand. Amid the initial outbreak of the coronavirus in the U.S., aggressive policy actions by the Federal Reserve—particularly, its interventions in money markets—and federal aid to municipal issuers played a role in calming the tax-exempt market following liquidity-driven sell-offs.

Ultimately, the return of strong cash flows into muni bond portfolios, which was aided by the perceived attractiveness of the asset class compared with other areas of fixed income, enabled the broad market to overcome bouts of volatility. Performance was uneven, however, as certain sectors suffered outsized economic impacts due to the virus. Moreover, high-grade bonds markedly outpaced lower-rated credits, as lower-quality segments of the market took longer to stabilize.

In this environment, our selections of revenue-backed securities drove underperformance versus the benchmark. Reflecting the economic impacts of the pandemic, the fund’s holdings of health care and transportation revenue bonds hurt relative returns most significantly.

Asset allocation also detracted from relative performance. Our overweight exposure to the revenue sector at the expense of general obligation (GO) bonds held back results, as did our allocations among revenue-backed subsectors. Namely, our overweight position in the transportation subsector—which was strongly affected by declines in air travel and public transit ridership—and underweight to the more defensive water and sewer subsector hindered relative returns. However, our overweight to the industrial revenue/pollution control subsector helped performance, as corporate-backed municipal bonds benefited from a rebound in industrial activity and the overall economy.

Our management of the fund’s duration—a key measure of interest rate sensitivity—also added value. Although the fund’s duration was, on average, neutral with that of the benchmark, the fund benefited by holding a modestly shorter relative duration posture leading into March, when muni yields surged, and a longer stance for several months thereafter, when yields eased. The fund’s weighted average duration began and concluded the 12-month period at 4.2 years but decreased from 4.5 years six months ago.

How is the fund positioned?

The fund’s weighted average credit quality was unchanged over the period. Nearly half of its net assets were invested in securities with the highest credit ratings (AAA or AA). In terms of relative value, we continue to believe that the most attractive opportunities to earn incremental risk-adjusted yield typically exist in the A and BBB credit quality segments, which represented meaningful fund allocations. For additional credit quality diversification and potential yield enhancement, we maintained limited exposure to noninvestment-grade debt (BB rated and lower). The fund also had a modest allocation to unrated securities.

We upheld strategic allocations to revenue-backed subsectors—especially transportation and health care—and an underweight to GO bonds. This positioning reflects our belief that the long-term risks posed by unfunded retirement liabilities to states and municipalities have yet to be fully priced into the GO sector, whereas revenue bonds are largely shielded from pension and other post-employment benefit funding challenges.

Within our preferred revenue subsectors, we continue to favor debt from toll roads, major airports, and large hospital systems. These areas of the market have historically offered higher yields and, despite challenges related to the coronavirus, possess generally strong balance sheet metrics, in our view.

Our conviction in major toll systems is also supported by their solid cash flow metrics and strong support from federal and state sponsors. In addition, we take comfort in the limited competition for managed lane projects, which enables them, in our view, to effectively function as utilities for the regions they serve. High-frequency mobility data have indicated strong improvement in toll road traffic in recent months, and we anticipate further increases in the year ahead as much of the labor force likely returns to traditional work sites following temporary work-at-home arrangements. Within this market segment, notable purchases during the period included toll-backed credits from Grand Parkway Transportation Corporation (Texas). (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

For similar reasons as toll roads, our long-term outlook for larger-hub airports remains intact. Many of these airports entered the crisis with robust cash reserves that, in addition to federal assistance, should allow them to withstand suppressed revenues for several years. As the valuations of airport credits became more attractive, we increased our holdings of revenue bonds issued for the Greater Orlando Aviation Authority and Denver International Airport.

Although hospitals could face additional headwinds due to the prolonged effects of the pandemic, we remain confident in the economic prospects of large providers and their ability, overall, to weather the current crisis. The return of elective surgeries and procedures with high profit margins, along with federal subsidies for many hospitals, has aided a recovery for the health care subsector following pricing pressures earlier this year. These revenue improvements, coupled with ample balance sheet liquidity prior to the pandemic, strengthen the ability of large hospitals to service their debts as they gradually return to normal operating conditions. We added to our hospital exposure over the period, purchasing bonds issued for Sanford Health (Colorado).

What is portfolio management’s outlook?

Municipal market conditions have largely recovered from the initial shock of the coronavirus earlier this year. However, the financial positions of state and local governments are particularly challenging today, and the long-term impacts of the pandemic on the asset class are still to be determined.

Over the near term, state and local governments will continue to face considerable stress as they try to balance the escalating costs of providing necessary services to their citizens and adequately funding their existing long-term liabilities amid revenue shortfalls. While states and other municipal borrowers may receive additional fiscal relief, and the Municipal Liquidity Facility is available until the end of this year, the situation will remain especially challenging for borrowers with budget stresses that existed prior to the crisis. Revenue-backed municipal bond issuers will face their own set of hurdles as the loss of revenues leads to financial pressures.

Nevertheless, with many issuers continuing to demonstrate good fiscal management, we anticipate that the municipal market will remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. In addition to monetary policy support from the Federal Reserve, we expect favorable technical factors to keep borrowing costs for muni issuers low and bond prices high. Moreover, we believe that demand for tax-free income should remain constructive in the wake of the U.S. election.

Ultimately, we believe that the strength of our credit research and our fundamental, bottom-up approach should help our clients navigate the market environment.

SUMMIT MUNICIPAL INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks a high level of income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Summit Municipal Income Fund returned 2.10% for the 12 months ended October 31, 2020, but underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, as well as its Lipper peer group average. (Returns for the Advisor and I Classes varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Technical factors were generally favorable for municipal debt, as an increase in new issuance was met with solid demand. Amid the initial outbreak of the coronavirus in the U.S., aggressive policy actions by the Federal Reserve—particularly, its interventions in money markets—and federal aid to municipal issuers played a role in calming the tax-exempt market following liquidity-driven sell-offs.

Ultimately, with the asset class perceived to offer greater value than other areas of fixed income, a return of strong cash flows into municipal bond portfolios enabled the broad market to overcome bouts of volatility. Performance was uneven, however, as certain sectors suffered outsized economic impacts due to the virus. High-grade bonds markedly outperformed as lower-quality segments of the market took longer to stabilize.

As shown in the Performance Comparison table, the fund strongly outpaced its benchmark over the past six months, amid a rebound in hard-hit segments, but underperformed for the annual period. Credit selections in the revenue sector dragged on 12-month returns. Reflecting the economic impacts of the pandemic, our selections in the life care and transportation subsectors detracted from performance, as did holdings of education and special tax revenue bonds.

Asset allocation also hindered relative returns. Our underweight to general obligation (GO) debt and overweight to revenue bonds held back results. Positioning within the revenue sector further detracted from performance. Namely, our overweight to health care revenue bonds and underweight to the more defensive water and sewer subsector weighed on returns. Our overweight to the industrial revenue/pollution control subsector added value, however, as corporate-backed municipal bonds benefited from a rebound in industrial activity and the overall economy.

Yield curve management supported relative returns. The fund’s duration—a key measure of interest rate sensitivity—was, on average, positioned moderately longer than the benchmark’s duration over the period. This benefited performance as tax-exempt yields broadly declined. The fund’s weighted average duration lengthened from 4.8 years to 5.1 years over the 12-month period but decreased from 6.0 years six months ago.

How is the fund positioned?

The fund’s weighted average credit quality was unchanged over the period. Roughly 70% of its net assets remained in the three highest investment-grade credit rating categories. In terms of relative value, we continue to believe that the most attractive opportunities to earn incremental risk-adjusted yield typically exist in the A and BBB credit quality segments, which represented meaningful fund allocations. For additional credit quality diversification and potential yield enhancement, we maintained limited exposure to noninvestment-grade debt (BB rated and lower). The fund also had a modest allocation to unrated securities.

We upheld strategic allocations to revenue-backed subsectors—particularly, health care and transportation—and an underweight to GO bonds. This positioning reflects our belief that the long-term risks posed by unfunded retirement liabilities to states and municipalities have yet to be fully priced into the GO sector, whereas revenue bonds are largely shielded from pension and other post-employment benefit funding challenges.

Within our preferred revenue subsectors, we continue to favor debt from large hospital systems, toll roads, and major airports. These areas of the market have historically offered higher yields and, despite challenges related to the coronavirus, possess generally strong balance sheet metrics, in our view.

In the health care subsector, we purchased revenue bonds issued for Christiana Care Health Services, Inc. (Delaware) and Piedmont Healthcare, Inc. (Georgia). Although hospitals could face additional headwinds due to the prolonged effects of the pandemic, we remain confident in the economic prospects of large providers and their ability, overall, to weather the current crisis. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The return of elective surgeries and procedures with high profit margins, along with federal funding for many hospitals through the CARES Act, has aided a recovery for the health care subsector following pricing pressures earlier this year. These revenue improvements, coupled with ample balance sheet liquidity prior to the pandemic, strengthen the ability of large hospitals to service their debts as they gradually return to normal operating conditions. We also maintained our modest exposure to life care facilities, as mentioned in our previous report.

Our conviction in major toll systems is supported by their generally healthy balance sheets, solid cash flow metrics, and strong support from federal and state sponsors. In addition, we take comfort in the limited competition for managed lane projects, which enables them, in our view, to effectively function as utilities for the regions they serve. High-frequency mobility data have indicated strong improvement in toll road traffic in recent months, and we anticipate further increases in the year ahead as much of the labor force likely returns to traditional work sites following temporary work-at-home arrangements. We added to our toll road exposure over the period, purchasing revenue bonds issued for 95 Express Lanes LLC (Virginia).

Similarly, our long-term outlook for larger-hub airports remains intact. Many of these airports entered the crisis with robust cash reserves that, in addition to federal assistance, should allow them to withstand suppressed revenues for several years. As valuations in the subsector became more attractive, we increased our holdings of revenue bonds issued for Nashville International Airport, which has been one of the fastest-growing U.S. airports in recent years.

What is portfolio management’s outlook?

Municipal market conditions have largely recovered from the initial shock of the coronavirus earlier this year. However, the financial positions of state and local governments are particularly challenging today, and the long-term impacts of the pandemic on the asset class are still to be determined.

Over the near term, state and local governments will continue to face considerable stress as they try to balance the escalating costs of providing necessary services to their citizens and adequately funding their existing long-term liabilities amid revenue shortfalls. While states and other municipal borrowers may receive additional fiscal relief, and the Municipal Liquidity Facility is available until the end of this year, the situation will remain especially challenging for borrowers with budget stresses that existed prior to the crisis. Revenue-backed municipal bond issuers will face their own set of hurdles as the loss of revenues leads to financial pressures.

Nevertheless, with many issuers continuing to demonstrate good fiscal management, we anticipate that the municipal market will remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. In addition to monetary policy support from the Federal Reserve, we expect favorable technical factors to keep borrowing costs for municipal issuers low and bond prices high. Moreover, we believe that demand for tax-free income should remain constructive in the wake of the U.S. election.

Ultimately, we believe that the strength of our credit research and our fundamental, bottom-up approach should help our clients navigate the market environment.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally being the most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2020, Bloomberg Index Services Ltd. Used with permission.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2020 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Summit Municipal Intermediate Fund and Summit Municipal Income Fund have three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

October 31, 2020

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

MUNICIPAL SECURITIES 99.5%

	Par	$ Value
ALABAMA 0.2%		
Tuscaloosa County IDA, Hunt Refining, Series A, IDRB, 5.25%, 5/1/44 (1)	3,780	4,143
		4,143
ARIZONA 0.7%		
Arizona HFA, Banner Health, Series B, FRN, 67% of 3M USD LIBOR + 0.81%, 0.961%, 1/1/37	750	689
Phoenix Civic Improvement, Sky Harbor Int'l Airport, Series 2018, 5.00%, 7/1/37 (2)	2,500	2,962
Phoenix Civic Improvement, Sky Harbor Int'l Airport, Series 2018, 5.00%, 7/1/38 (2)	2,500	2,953
Phoenix Civic Improvement, Sky Harbor Int'l Airport, Series A, 5.00%, 7/1/47 (2)	3,000	3,428
Phoenix IDA, Downtown Phoenix Student Housing, IDRB, 5.00%, 7/1/54	1,330	1,381
Phoenix IDA, Downtown Phoenix Student Housing, Series A, IDRB, 5.00%, 7/1/42	3,250	3,429
Tempe IDA, Friendship Village, IDRB, 5.00%, 12/1/50	1,100	1,077
Tempe IDA, Friendship Village, IDRB, 5.00%, 12/1/54	1,250	1,216
		17,135
ARKANSAS 0.3%		
Arkansas DFA, Baptist Health, 5.00%, 12/1/47	5,000	5,949
Arkansas DFA, Washington Regional Medical Center, Series B, 5.00%, 2/1/21	465	470
Arkansas DFA, Washington Regional Medical Center, Series B, 5.00%, 2/1/22	410	430
Arkansas DFA, Washington Regional Medical Center, Series B, 5.00%, 2/1/23	600	648
Arkansas DFA, Washington Regional Medical Center, Series B, 5.00%, 2/1/24	800	890
		8,387

CALIFORNIA 10.6%

Abag Fin. Auth. for Nonprofit, Sharp Healthcare, Series A, 5.00%, 8/1/43	6,500	7,060
Anaheim Housing & Public Improvements Auth., Electric Utility Distribution, Series A, 5.00%, 10/1/36 (Prerefunded 10/1/21) (3)	1,020	1,064
Anaheim Housing & Public Improvements Auth., Electric Utility Distribution, Unrefunded Balance, Series A, 5.00%, 10/1/36 (Prerefunded 10/1/21) (3)	1,380	1,439
California, GO, 4.00%, 11/1/37	11,500	13,844
California, GO, 5.25%, 9/1/25	5,000	5,204
California, Various Purpose, GO, 5.00%, 8/1/30	4,400	5,685
California, Various Purpose, GO, Refunding, 5.00%, 9/1/31	5,000	5,627
California, Various Purpose, GO, 5.00%, 9/1/31	5,000	5,189
California, Various Purpose, GO, 5.00%, 10/1/39	3,550	4,116
California, Various Purpose, GO, 5.60%, 3/1/36 (Prerefunded 12/3/20) (3)	40	40
California HFFA, 5.00%, 11/15/49	4,450	5,190
California HFFA, Cedars-Sinai Medical Center, 5.00%, 11/15/28	850	1,026
California HFFA, Cedars-Sinai Medical Center, 5.00%, 11/15/32	185	220
California HFFA, Cedars-Sinai Medical Center, 5.00%, 11/15/33	1,630	1,934
California HFFA, Common Spirit Health, Series A, 4.00%, 4/1/37	3,005	3,402
California HFFA, Common Spirit Health, Series A, 4.00%, 4/1/38	1,205	1,360
California HFFA, Common Spirit Health, Series A, 4.00%, 4/1/40	2,080	2,330
California HFFA, Kaiser Permanente, Series D, VRDN, 5.00%, 11/1/32 (Tender 11/1/22)	1,875	2,047
California HFFA, Memorial Health Services, Series A, 5.00%, 10/1/33	2,750	2,954
California HFFA, Sutter Health, Series A, 5.00%, 11/15/35	1,500	1,831
California HFFA, Sutter Health, Series A, 5.00%, 11/15/41 (Prerefunded 11/15/25) (3)	6,910	8,477

California HFFA, Sutter Health, Series D, 5.25%, 8/15/31 (Prerefunded 8/15/21) (3)	3,025	3,144
California Housing Fin., Series A, VR, 4.25%, 1/15/35	797	896
California Municipal Fin. Auth., Caritas Affordable Housing, Series A, 5.25%, 8/15/39	700	769
California Municipal Fin. Auth., Caritas Affordable Housing, Series A, 5.25%, 8/15/49	1,925	2,100
California Municipal Fin. Auth., LINXS APM Project, 5.00%, 12/31/36 (2)	3,250	3,776
California Municipal Fin. Auth., LINXS APM Project, Series A, 5.00%, 12/31/43 (2)	4,050	4,614
California Municipal Fin. Auth., LINXS APM Project, Series A, 5.00%, 12/31/47 (2)	7,000	7,932
California Public Works Board, California State Univ., Series B, 5.25%, 10/1/27 (Prerefunded 10/1/21) (3)	1,460	1,527
California Public Works Board, Judicial Council, Series A, 5.00%, 3/1/38	2,250	2,468
California Public Works Board, Judicial Council, Series B, 5.00%, 10/1/34	5,100	5,933
California Public Works Board, Regents of the Univ. of California, Series G, 5.00%, 12/1/28 (Prerefunded 12/1/21) (3)	4,000	4,207
California School Fin. Auth., Aspire Public Schools, 5.00%, 8/1/41 (1)	1,750	1,937
California Statewide CDA, 4.00%, 9/2/29	570	624
California Statewide CDA, 5.00%, 9/2/44	500	561
California Statewide CDA, CHF-Irvine, Univ. of California Student Housing Irvine East Campus Apartments, Series A, 5.00%, 5/15/47	4,000	4,392
California Statewide CDA, Huntington Memorial Hosp., Series B, 5.00%, 7/1/28	2,910	3,307
California Statewide CDA, Loma Linda Univ. Medical Center, Series A, 5.25%, 12/1/48 (1)	850	951
California Statewide CDA, Loma Linda Univ. Medical Center, Series A, 5.25%, 12/1/56 (1)	1,975	2,172
California Statewide CDA, Loma Linda Univ. Medical Center, Series A, 5.50%, 12/1/54	3,000	3,245
California Statewide CDA, Loma Linda Univ. Medical Center, Series A, 5.50%, 12/1/58 (1)	2,310	2,611

Golden State Tobacco Securitization, Tobacco Industry, Series A, 5.00%, 6/1/34	5,000	5,828
Golden State Tobacco Securitization, Tobacco Industry, Series A, 5.00%, 6/1/35	2,955	3,437
Golden State Tobacco Securitization, Tobacco Industry, Series A-1, 5.00%, 6/1/47	1,425	1,466
Inland Valley Dev. Agency, Tax Allocation, Series A, 5.00%, 9/1/44 (4)	1,925	2,150
Inland Valley Dev. Agency, Tax Allocation, Series A, 5.25%, 9/1/37	4,130	4,602
Irvine Unified School Dist., Special Tax, Series D, 5.00%, 3/1/57	2,620	2,992
Los Angeles County Public Works Fin. Auth., Series A, 5.00%, 12/1/33	2,805	3,272
Los Angeles County Public Works Fin. Auth., Green Bond, Series A, 4.00%, 12/1/37	5,725	6,788
Los Angeles County Public Works Fin. Auth., Green Bond, Series A, 4.00%, 12/1/38	2,100	2,479
Los Angeles County Public Works Fin. Auth., Green Bond, Series A, 4.00%, 12/1/39	3,425	4,029
Los Angeles County Public Works Fin. Auth., Green Bond, Series A, 4.00%, 12/1/40	3,720	4,361
Los Angeles County Public Works Fin. Auth., Green Bond, Series A, 4.00%, 12/1/43	2,275	2,636
Los Angeles County Public Works Fin. Auth., Multiple Capital Projects II, 5.00%, 8/1/29	2,000	2,162
Los Angeles County Public Works Fin. Auth., Multiple Capital Projects II, 5.00%, 8/1/37	2,000	2,153
Los Angeles Dept. of Airports, Series F, 5.00%, 5/15/44 (2)	6,500	7,758
Los Angeles Municipal Improvement, Real Property, Series C, 5.00%, 3/1/30 (Prerefunded 3/1/22) (3)	1,480	1,573
Los Angeles Municipal Improvement, Real Property, Series C, 5.00%, 3/1/31 (Prerefunded 3/1/22) (3)	1,555	1,653
Los Angeles Municipal Improvement, Real Property, Series C, 5.00%, 3/1/32 (Prerefunded 3/1/22) (3)	705	749
Rancho Cucamonga Redev. Agency, 5.00%, 9/1/30 (4)	1,000	1,148
Rancho Cucamonga Redev. Agency, 5.00%, 9/1/31 (4)	2,800	3,211
Rancho Cucamonga Redev. Agency, 5.00%, 9/1/32 (4)	2,620	2,997

Sacramento County Airport, Series C, 5.00%, 7/1/37 (2)	2,000	2,363
Sacramento County Sanitation Dist. Fin. Auth., Series B, FRN, 67% of 3M USD LIBOR + 0.53%, 0.695%, 12/1/35 (5)	700	634
San Diego County Regional Airport Auth., Series B, 5.00%, 7/1/43 (2)	7,000	7,549
San Francisco City & County Int'l. Airport, Series 2020A, 5.00%, 5/1/38 (2)	6,250	7,653
San Francisco City & County Int'l. Airport, San Francisco Airport Commissions, Series A, 5.00%, 5/1/44 (2)	9,800	11,608
San Francisco City & County Redev. Agency, Mission Bay North, Series C, 6.75%, 8/1/41 (Prerefunded 2/1/21) (3)	750	762
San Marcos Redev. Agency, Successor Agency Tax, Series A, 5.00%, 10/1/30	1,550	1,826
San Marcos Redev. Agency, Successor Agency Tax, Series A, 5.00%, 10/1/33	1,125	1,315
San Mateo, Bay Meadows Community Fac. Dist. No. 2008-1 Special Tax, 5.875%, 9/1/32	1,375	1,469
Univ. of California Regents, Series M, 5.00%, 5/15/47	5,000	6,017
Univ. of California Regents, Series O, 5.50%, 5/15/58	15,000	18,693
		264,538

COLORADO 2.7%

Colorado HFA, Adventist Health Sys. Sunbelt, Series A, 5.00%, 11/15/41	5,000	5,801
Colorado HFA, Catholic Health Initiatives, Series A, 5.25%, 1/1/40 (Prerefunded 1/1/23) (3)	7,185	7,931
Colorado HFA, Sanford Health, Series A, 5.00%, 11/1/44	10,000	12,058
Colorado HFA, Sunny Vista Living Center, Series A, 6.125%, 12/1/45 (1)	1,070	1,065
Colorado HFA, Sunny Vista Living Center, Series A, 6.25%, 12/1/50 (1)	650	651
Colorado High Performance Transportation Enterprise, C-470 Express Lanes, 5.00%, 12/31/47	2,765	2,987
Colorado High Performance Transportation Enterprise, C-470 Express Lanes, 5.00%, 12/31/51	3,390	3,656
Colorado High Performance Transportation Enterprise, C-470 Express Lanes, 5.00%, 12/31/56	4,225	4,548

Colorado Int'l. Center Metropolitan Dist. No. 14, GO, 5.875%, 12/1/46	1,340	1,412
Colorado Science & Technology Park Metropolitan Dist. No. 1, 5.25%, 12/1/48	925	948
Denver City & County Airport, Series A, 5.25%, 12/1/48 (2)	14,000	16,620
Denver City & County Airport, Series B, 5.00%, 11/15/43	1,250	1,362
Denver Int'l. Business Center Metropolitan Dist. No. 1, Series B, GO, 6.00%, 12/1/48	500	519
Mirabelle Metropolitan Dist. No 2, Series A, GO, 5.00%, 12/1/49	1,250	1,261
Painted Prairie Metropolitan Dist. No. 2, GO, 5.25%, 12/1/48	1,100	1,125
Regional Transportation Dist., Fastracks Project, Series A, 5.00%, 11/1/46	5,000	5,869
STC Metropolitan Dist. No. 2, Series A, GO, 5.00%, 12/1/38	650	666
		68,479

CONNECTICUT 0.6%

Connecticut HEFA, Hartford Univ., 4.00%, 7/1/39	2,480	2,452
Connecticut HEFA, Hartford Univ., 4.00%, 7/1/44	1,165	1,116
Connecticut Special Tax Obligation, Transit Imps., Series A, 5.00%, 5/1/32	2,250	2,913
Connecticut Special Tax Obligation, Transportation Infrastructure, Series A, 5.00%, 1/1/33	6,300	7,737
Mashantucket Western Pequot Tribe, 6.05%, (PIK), 7/1/31 (6)(7)	1,235	80
		14,298

DELAWARE 1.7%

Delaware Economic Dev. Auth., ACTS Retirement Communities, Series B, 5.00%, 11/15/48	6,000	6,748
Delaware HFA, Beebe Medical Center, 5.00%, 6/1/43	2,400	2,810
Delaware HFA, Beebe Medical Center, 5.00%, 6/1/48	3,800	4,424
Delaware HFA, Christiana Health Care Sys., 4.00%, 10/1/49	7,875	8,858
Delaware HFA, Christiana Health Care Sys., 5.00%, 10/1/45	6,750	8,274
Delaware Municipal Electric, 5.00%, 7/1/37	5,000	5,124
Delaware Transportation Auth., Garvee, 5.00%, 9/1/33	1,250	1,635

Delaware Transportation Auth., Garvee, 5.00%, 9/1/34	2,000	2,609
Delaware Transportation Auth., Garvee, 5.00%, 9/1/35	1,000	1,299
		41,781

DISTRICT OF COLUMBIA 3.0%

District of Columbia, American Society of Hematology, 5.00%, 7/1/42	1,850	1,970
District of Columbia, Ingleside at Rock Creek, Series A, 5.00%, 7/1/32	1,825	1,836
District of Columbia, Ingleside at Rock Creek, Series A, 5.00%, 7/1/37	510	501
District of Columbia, Ingleside at Rock Creek, Series A, 5.00%, 7/1/42	700	663
District of Columbia, Ingleside at Rock Creek, Series A, 5.00%, 7/1/52	1,325	1,222
District of Columbia, KIPP Project, 4.00%, 7/1/39	900	968
District of Columbia Tobacco Settlement Fin., Tobacco Settlement Financing, Series A, Zero Coupon, 6/15/46	8,000	1,657
District of Columbia Water & Sewer Auth., Series A, 5.00%, 10/1/48 (Prerefunded 10/1/23) (3)	5,670	6,445
District of Columbia Water & Sewer Auth., Series B, 5.00%, 10/1/37	3,395	4,046
Metropolitan Washington Airports Auth., Series A, 5.00%, 10/1/43 (2)	3,175	3,740
Metropolitan Washington Airports Auth., Series A, 5.00%, 10/1/48 (2)	9,725	11,371
Metropolitan Washington Airports Auth., Dulles Toll Road, Series A, 5.00%, 10/1/44	10,285	12,336
Metropolitan Washington Airports Auth., Dulles Toll Road, Series B, 4.00%, 10/1/53 (4)	1,050	1,147
Metropolitan Washington Airports Auth., Dulles Toll Road, Series B, 5.00%, 10/1/34	700	861
Metropolitan Washington Airports Auth., Dulles Toll Road, Series B, 5.00%, 10/1/47	1,500	1,778
Metropolitan Washington Airports Auth., Dulles Toll Road, Series B, 6.50%, 10/1/44	2,150	2,766

Washington Convention & Sports Auth., Convention Center Hotel, Series A, 5.00%, 10/1/40	3,000	3,003
Washington Metropolitan Area Transit Auth., 5.00%, 7/1/43	4,050	4,818
Washington Metropolitan Area Transit Auth., Series A, 4.00%, 7/15/40	1,500	1,758
Washington Metropolitan Area Transit Auth., Series A, 4.00%, 7/15/45	2,000	2,302
Washington Metropolitan Area Transit Auth., Series A, 5.00%, 7/15/38	2,500	3,225
Washington Metropolitan Area Transit Auth., Series A, 5.00%, 7/15/39	5,500	7,072
		75,485

FLORIDA 8.7%

Alachua County HFA, East Ridge Retirement Village, 6.00%, 11/15/34	2,600	2,568
Alachua County HFA, Shands Teaching Hosp. & Clinics, 4.00%, 12/1/49	7,000	7,666
Alachua County HFA, Shands Teaching Hosp. & Clinics, Series A, 5.00%, 12/1/44	5,630	6,368
Brevard County HFA, Health First, 5.00%, 4/1/39	3,000	3,281
Capital Projects Fin. Auth., Florida Univ. Project, Series A-1, 5.00%, 10/1/30	750	852
Capital Projects Fin. Auth., Florida Univ. Project, Series A-1, 5.00%, 10/1/32	500	562
Central Florida Expressway Auth., 5.00%, 7/1/42	5,230	6,238
Central Florida Expressway Auth., Series B, 5.00%, 7/1/34	1,800	2,161
Davie Ed. Fac., Nova Southeastern Univ., Series A, 6.00%, 4/1/42 (Prerefunded 4/1/23) (3)	3,685	4,184
Florida Higher Ed. Fac. Fin. Auth., Jacksonville Univ., Series A-1, 5.00%, 6/1/48 (1)	4,220	4,195
Greater Orlando Aviation Auth., Series A, 5.00%, 10/1/32 (2)	1,000	1,187
Greater Orlando Aviation Auth., Series A, 5.00%, 10/1/44 (2)	5,500	6,556
Greater Orlando Aviation Auth., Series A, 5.00%, 10/1/47 (2)	15,000	17,148
Greater Orlando Aviation Auth., Series A, 5.00%, 10/1/52 (2)	1,500	1,708

Hillsborough County Port Dist., Tampa Port. Auth., Series B, 5.00%, 6/1/30 (2)	820	987
Hillsborough County Port Dist., Tampa Port. Auth., Series B, 5.00%, 6/1/31 (2)	855	1,026
Hillsborough County Port Dist., Tampa Port. Auth., Series B, 5.00%, 6/1/46 (2)	5,000	5,711
Jacksonville, Better Jacksonville, Series A, 5.00%, 10/1/30	3,000	3,239
Jacksonville, Ed. Fac., Series B, 5.00%, 6/1/53 (1)	1,800	1,774
Jacksonville, Transit, Series A, 5.00%, 10/1/30 (Prerefunded 10/1/22) (3)	2,450	2,669
Jacksonville, Transit, Series A, 5.00%, 10/1/31 (Prerefunded 10/1/22) (3)	1,900	2,070
JEA Electric Sys. Revenue, Series 3A, 4.00%, 10/1/37	5,000	5,885
Lakewood Ranch Stewardship Dist., Special Assessment National Polo Run, 5.375%, 5/1/47	1,400	1,522
Lee Memorial Health Sys., Series A-1, 5.00%, 4/1/39	1,375	1,673
Lee Memorial Health Sys., Series A-1, 5.00%, 4/1/44	7,275	8,668
Martin County HFA, Martin Memorial Medical Center, 5.00%, 11/15/45 (Prerefunded 11/15/24) (3)	3,750	4,445
Miami-Dade County Aviation, 5.00%, 10/1/41	5,750	6,612
Miami-Dade County Aviation, Series A, 5.00%, 10/1/28 (Prerefunded 10/1/22) (2)(3)	3,580	3,893
Miami-Dade County Aviation, Series A, 5.00%, 10/1/31 (Prerefunded 10/1/22) (2)(3)	5,000	5,437
Miami-Dade County EFA, Univ. of Miami, Series A, 5.00%, 4/1/40	11,375	12,627
Miami-Dade County EFA, Univ. of Miami, Series A, 5.00%, 4/1/45	5,000	5,508
Miami-Dade County EFA, Univ. of Miami, Series A, 5.00%, 4/1/53	10,000	11,527
Orange County HFA, Orlando Health, Series A, 5.00%, 10/1/39	6,355	7,430
Orange County HFA, Orlando Health Obligated Group, 5.00%, 10/1/47	3,500	4,191
Orlando-Orange County Expressway Auth., 5.00%, 7/1/32	1,505	1,667
OTC Community Dev. Dist., Jacksonville, Special Assessment, Series A, 5.30%, 5/1/38	365	365

Palm Beach County HFA, Active Retirement Life Community, 5.00%, 11/15/45	2,575	2,901
Palm Beach County HFA, Baptist South Florida, 4.00%, 8/15/49	7,405	8,232
Palm Beach County HFA, Sinai Residences of Boca Raton, Series A, 7.25%, 6/1/34	685	747
Palm Beach County HFA, Sinai Residences of Boca Raton, Series A, IDRB, 7.50%, 6/1/49	250	273
Reedy Creek Improvement Dist., Series A, GO, 5.00%, 6/1/26 (Prerefunded 6/1/23) (3)	3,000	3,364
Sarasota County Public Hosp. Dist., Sarasota Memorial Hosp., 5.00%, 7/1/41	10,000	11,954
South Miami HFA, Baptist South Florida, 5.00%, 8/15/47	8,250	9,590
Tampa Hillsborough County Expressway Auth., 5.00%, 7/1/47	15,000	17,732
		218,393

GEORGIA 5.5%

Atlanta Airport, Series B, 5.00%, 1/1/33	2,500	2,791
Atlanta Dev. Auth., Georgia Proton Treatment Center, Series A-1, 6.75%, 1/1/35	800	520
Atlanta Dev. Auth., Georgia Proton Treatment Center, Series A-1, 7.00%, 1/1/40	4,050	2,629
Atlanta Dev. Auth., Stadium, Series A-1, 5.25%, 7/1/40	2,275	2,489
Atlanta Dev. Auth., Stadium, Series A-1, 5.25%, 7/1/44	11,000	11,956
Dalton, GO, 5.00%, 2/1/42	8,500	10,346
Fulton County Dev. Auth., Piedmont Healthcare Project, Series A, 4.00%, 7/1/49	13,080	14,525
Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/37	1,325	1,569
Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/42	4,920	5,738
Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/47	2,050	2,372
Fulton County Dev. Auth., Woodruff Arts Center, 5.00%, 3/15/36	2,625	2,880
Fulton County Dev. Auth., Woodruff Arts Center, 5.00%, 3/15/44	3,675	4,110

Gainesville & Hall County CDA, Active Retirement Communities, 5.00%, 11/15/33	2,000	2,298
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health, Series A, 5.25%, 8/15/49	11,000	12,621
Georgia Private Colleges & Univ. Auth., Emory Univ., Series B, 4.00%, 9/1/40	7,625	8,999
Georgia Private Colleges & Univ. Auth., Emory Univ., Series B, 5.00%, 10/1/38	2,925	3,486
Griffin-Spalding County Hosp. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/37	1,500	1,776
Main Street Natural Gas, Series A, 5.00%, 5/15/31	4,000	4,903
Main Street Natural Gas, Series A, 5.00%, 5/15/32	2,500	3,044
Main Street Natural Gas, Series B, VRDN, 4.00%, 8/1/49 (Tender 12/2/24)	2,800	3,175
Main Street Natural Gas, Georgia Municipal Gas Auth., Series C, VRDN, 4.00%, 8/1/48 (Tender 12/1/23)	6,400	7,022
Main Street Natural Gas, Georgia Municipal Gas Auth., Series C, VRDN, 4.00%, 3/1/50 (Tender 9/1/26)	7,080	8,168
Municipal Electric Auth. of Georgia, General Power Revenue, Series 2018A, 5.00%, 1/1/26	685	834
Municipal Electric Auth. of Georgia, General Power Revenue, Series 2018A, 5.00%, 1/1/27	1,280	1,588
Municipal Electric Auth. of Georgia, General Power Revenue, Series 2018A, 5.00%, 1/1/28	355	449
Municipal Electric Auth. of Georgia, Plant Vogtle Project, Series A, 5.00%, 1/1/49	5,045	5,953
Municipal Electric Auth. of Georgia, Power Revenue, Series HH, 5.00%, 1/1/26	3,625	4,399
Municipal Electric Auth. of Georgia, Power Revenue, Series HH, 5.00%, 1/1/27	2,040	2,531
Municipal Electric Auth. of Georgia, Power Revenue, Series HH, 5.00%, 1/1/28	2,145	2,714
Savannah Hosp. Auth., Saint Joseph's/Candler Health, Series A, 5.50%, 7/1/31	1,870	2,053
		137,938

HAWAII 0.3%		
Hawaii Airports Sys. Revenue, Series A, 5.00%, 7/1/43 (2)	6,000	6,968
		6,968
IDAHO 0.3%		
Idaho HFA, Saint Luke's Health, Series A, 5.00%, 3/1/39	6,335	6,963
		6,963
ILLINOIS 3.2%		
Chicago, Series A, GO, 5.50%, 1/1/49	3,050	3,224
Chicago, Series C, 5.00%, 1/1/31	1,400	1,601
Chicago Board of Ed., Series A, GO, 5.00%, 12/1/24 (4)	1,000	1,151
Chicago Midway Int'l Airport, Series A, 5.00%, 1/1/33 (2)	3,600	3,925
Chicago Midway Int'l Airport, Series A, 5.00%, 1/1/34 (2)	2,400	2,612
Chicago O'Hare Int'l. Airport, Series A, 5.00%, 1/1/27 (2)	5,000	5,769
Chicago O'Hare Int'l. Airport, Series A, 5.00%, 1/1/48 (2)	3,000	3,491
Chicago O'Hare Int'l. Airport, Series B, 5.00%, 1/1/28	2,160	2,517
Chicago O'Hare Int'l. Airport, Series D, 5.00%, 1/1/47	3,725	4,232
Cook County, Series C, GO, 5.00%, 11/15/29	1,750	1,866
Cook County, Series C, GO, 5.00%, 11/15/33	2,740	2,905
Illinois, GO, 5.50%, 5/1/25	1,360	1,508
Illinois, GO, 5.50%, 5/1/26	1,625	1,810
Illinois, GO, 5.50%, 7/1/38	4,500	4,636
Illinois, Series A, GO, 5.00%, 10/1/25	800	873
Illinois, Series A, GO, 5.00%, 10/1/31	1,000	1,071
Illinois, Series B, GO, 5.00%, 10/1/31	1,500	1,606
Illinois, Series B, GO, 5.00%, 10/1/32	1,200	1,277
Illinois, Series C, GO, 5.00%, 11/1/29	2,435	2,604
Illinois, Series D, GO, 5.00%, 11/1/24	1,000	1,070
Illinois Fin. Auth., Ascension Health, Series C, 5.00%, 2/15/34	435	524
Illinois Fin. Auth., Ascension Health, Series C, 5.00%, 2/15/36	640	768

Illinois Fin. Auth., Ascension Health, Series C, 5.00%, 2/15/41	1,855	2,202
Illinois Fin. Auth., Navistar Int'l, VRDN, 4.75%, 10/15/40 (Tender 8/1/30) (1)	1,575	1,597
Illinois Fin. Auth., Northwestern Memorial Hosp., Series A-2, VRDN, 0.11%, 8/15/42	900	900
Illinois Fin. Auth., Northwestern Memorial Hosp., Series A-3, VRDN, 0.11%, 8/15/42	830	830
Illinois Fin. Auth., Northwestern Memorial Hosp., Series A-4, VRDN, 0.11%, 8/15/42	2,925	2,925
Illinois Fin. Auth., OSF Healthcare Sys., Series B, VRDN, 0.11%, 11/15/37	1,000	1,000
Illinois Toll Highway Auth., Series C, 5.00%, 1/1/37	5,000	5,743
Metropolitan Pier & Exposition Auth., McCormick Place, 5.00%, 6/15/50	4,775	5,237
Metropolitan Pier & Exposition Auth., McCormick Place, Series A, 5.00%, 6/15/57	650	700
Regional Transportation Auth., Series A, 6.00%, 7/1/33 (5)	2,000	2,839
Regional Transportation Auth., Series B, 5.50%, 6/1/27 (5)	4,600	5,442
		80,455

INDIANA 1.0%

Indiana Fin. Auth., Ohio River Bridges, Series A, 5.00%, 7/1/48 (2)	1,750	1,851
Indiana Fin. Auth., Ohio River Bridges, Series A, 5.25%, 1/1/51 (2)	5,440	5,784
Indiana Fin. Auth., Parkview Health Sys., Series B, VRDN, 0.12%, 11/1/39	3,080	3,080
Indiana Fin. Auth., U.S. Steel, 6.00%, 12/1/26	1,000	946
Indiana Municipal Power Agency, Series B, VRDN, 0.11%, 1/1/42	1,900	1,900
Valparaiso, Pratt Paper, 6.75%, 1/1/34 (2)	2,000	2,253
Valparaiso, Pratt Paper, 7.00%, 1/1/44 (2)	500	560
Vigo County Hosp. Auth., Union Hosp., 7.75%, 9/1/31 (Prerefunded 9/1/21) (3)	1,000	1,061

Whiting, BP Products, VRDN, 5.00%, 12/1/44 (Tender 6/5/26) (2)	5,425	6,601
		24,036
IOWA 0.5%		
Iowa Fin. Auth., Iowa Fertilizer, Series B, VRDN, 5.25%, 12/1/50 (Tender 12/1/37)	600	632
Iowa Fin. Auth., Unity Point Health, Series B-1, VRDN, 0.10%, 2/15/39	1,800	1,800
Iowa Fin. Auth., Unity Point Health, Series F, VRDN, 0.11%, 7/1/41	3,840	3,840
PEFA, VRDN, 5.00%, 9/1/49 (Tender 9/1/26)	5,550	6,706
		12,978
KANSAS 0.5%		
Univ. of Kansas Hosp. Auth., Series A, 5.00%, 9/1/48	6,075	7,334
Wichita, Via Christi Health, Series IV-A, 5.00%, 11/15/29 (Prerefunded 11/15/21) (3)	4,000	4,190
		11,524
KENTUCKY 1.5%		
Ashland, Ashland Medical Center, 4.00%, 2/1/33	585	622
Ashland, Ashland Medical Center, 4.00%, 2/1/35	470	496
Ashland, Ashland Medical Center, 4.00%, 2/1/38	500	522
Ashland, Ashland Medical Center, 5.00%, 2/1/32	325	381
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/37	1,075	1,180
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/41	825	898
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/45	3,375	3,622
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.25%, 6/1/41	2,225	2,471
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.25%, 6/1/50	4,830	5,167

Kentucky Public Energy Auth., Series C, VRDN, 4.00%, 2/1/50 (Tender 2/1/28)	7,270	8,484
Kentucky Public Energy Auth., Gas Supply, Series B, VRDN, 4.00%, 1/1/49 (Tender 1/1/25)	12,500	13,933
		37,776
LOUISIANA 1.4%		
New Orleans Aviation Board, Series A, 5.00%, 1/1/48	4,250	4,856
New Orleans Aviation Board, Series B, 5.00%, 1/1/48 (2)	2,300	2,567
New Orleans Aviation Board, Series D-2, 5.00%, 1/1/38 (2)	1,250	1,423
New Orleans Aviation Board, North Terminal Project, Series A, 5.00%, 1/1/43	1,865	2,145
New Orleans Aviation Board, North Terminal Project, Series B, 5.00%, 1/1/34 (2)	4,000	4,498
New Orleans Sewerage Service, 5.00%, 6/1/40	1,500	1,713
New Orleans Sewerage Service, 5.00%, 6/1/45	1,350	1,530
New Orleans Water Sys., 5.00%, 12/1/45	5,500	6,302
Saint Charles Parish, Valero Energy, VRDN, 4.00%, 12/1/40 (Tender 6/1/22)	500	519
Saint James Parish, Nustar Logistics, VRDN, 5.85%, 8/1/41 (Tender 6/1/25) (1)	4,000	4,363
Saint John the Baptist Parish, Marathon Oil, Series A-2, VRDN, 2.10%, 6/1/37 (Tender 7/1/24)	625	627
Saint John the Baptist Parish, Marathon Oil, Series A-3, VRDN, 2.20%, 6/1/37 (Tender 7/1/26)	1,500	1,501
Saint John the Baptist Parish, Marathon Oil, Series B-1, VRDN, 2.125%, 6/1/37 (Tender 7/1/24)	1,000	1,004
Saint John the Baptist Parish, Marathon Oil, Series B-2, VRDN, 2.375%, 6/1/37 (Tender 7/1/26)	1,000	1,010
		34,058
MARYLAND 5.2%		
Baltimore City, Convention Center Hilton, 5.00%, 9/1/36	2,950	2,593
Baltimore City, Convention Center Hilton, 5.00%, 9/1/46	2,235	1,938
Baltimore City, Wastewater, Series C, 5.00%, 7/1/33	3,190	3,688

Baltimore City, Water, 5.00%, 7/1/31	2,155	2,488
Baltimore City, Water, Series B, 5.00%, 7/1/28	1,500	1,699
Baltimore City, Water, Series B, 5.00%, 7/1/30	2,280	2,566
Gaithersburg, Asbury Obligated Group, Series A, 5.00%, 1/1/33	440	477
Gaithersburg, Asbury Obligated Group, Series A, 5.00%, 1/1/36	295	319
Maryland, Series 2013-1A, GO, 4.00%, 3/1/26 (Prerefunded 3/1/21) (3)	2,900	2,936
Maryland CDA, Series A, 4.50%, 9/1/48	4,120	4,669
Maryland Economic Dev., Purple Line Light Rail, Series C, 5.00%, 9/30/28 (2)	1,410	1,394
Maryland Economic Dev., Purple Line Light Rail, Series D, 5.00%, 9/30/24 (2)	250	248
Maryland Economic Dev., Purple Line Light Rail, Series D, 5.00%, 3/31/30 (2)	2,500	2,468
Maryland Economic Dev., Purple Line Light Rail, Series D, 5.00%, 3/31/36 (2)	6,775	6,667
Maryland Economic Dev., Purple Line Light Rail, Series D, 5.00%, 3/31/51 (2)	1,850	1,813
Maryland HHEFA, Adventist Healthcare, Series A, 5.50%, 1/1/36	1,445	1,657
Maryland HHEFA, Adventist Healthcare, Series A, 5.50%, 1/1/46	5,000	5,611
Maryland HHEFA, Adventist Healthcare, Series A, 6.25%, 1/1/31	500	522
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/39	5,000	5,520
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/45 (Prerefunded 1/1/21) (3)	2,000	2,019
Maryland HHEFA, MedStar Health, 5.00%, 8/15/33	4,500	5,156
Maryland HHEFA, MedStar Health, 5.00%, 8/15/38	4,000	4,527
Maryland HHEFA, MedStar Health, Series A, 5.00%, 5/15/45	8,545	9,963
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/27	3,055	3,551
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/45	1,865	2,064
Maryland HHEFA, Univ. of Maryland Medical, Series A, 5.00%, 7/1/43 (Prerefunded 7/1/22) (3)	8,500	9,154
Maryland HHEFA, Western Maryland Health, 5.25%, 7/1/34 (Prerefunded 7/1/24) (3)	2,500	2,935

Maryland Stadium Auth., Baltimore City Public Schools Construction & Revitalization, 5.00%, 5/1/35	4,000	4,888
Maryland Stadium Auth., Baltimore City Public Schools Construction & Revitalization, 5.00%, 5/1/50	8,125	12,079
Maryland Stadium Auth., Baltimore City Public Schools Construction & Revitalization, Series A, 5.00%, 5/1/42	5,790	6,931
Maryland Stadium Auth., Baltimore City Public Schools Construction & Revitalization, Series B, 5.00%, 5/1/47	2,500	3,658
Maryland Transportation Auth., Baltimore/Washington Int'l Airport, 4.00%, 6/1/33 (2)	3,250	3,616
Maryland Transportation Auth., Baltimore/Washington Int'l Airport, Series B, 5.00%, 3/1/27 (2)	7,985	8,344
Rockville, Ingleside at King Farm, Series A-2, 5.00%, 11/1/31	295	304
Rockville, Ingleside at King Farm, Series B, 5.00%, 11/1/42	2,500	2,448
		130,910

MASSACHUSETTS 0.5%

Massachusetts Dev. Fin. Agency, Newbridge Charles, 5.00%, 10/1/57 (1)	1,600	1,695
Massachusetts DOT, Series A, 5.00%, 1/1/32	7,850	9,947
		11,642

MICHIGAN 3.0%

Detroit, GO, 5.00%, 4/1/27	800	873
Detroit, GO, 5.50%, 4/1/32	590	671
Detroit, GO, 5.50%, 4/1/34	330	374
Detroit, GO, 5.50%, 4/1/36	435	491
Detroit, GO, 5.50%, 4/1/38	490	551
Detroit, GO, 5.50%, 4/1/40	680	763
Detroit, GO, 5.50%, 4/1/45	500	559
Detroit, GO, 5.50%, 4/1/50	1,000	1,113
Detroit Downtown Dev. Auth., Catalyst Dev. Project, Series A, 5.00%, 7/1/43 (4)	2,100	2,339
Detroit Downtown Dev. Auth., Catalyst Dev. Project, Series A, 5.00%, 7/1/48 (4)	2,300	2,554

Grand Traverse County Hosp. Fin. Auth., Munson Healthcare, Series C, VRDN, 0.11%, 7/1/41	6,070	6,070
Great Lakes Water Auth., Sewage Disposal, Series C, 5.00%, 7/1/36	3,300	3,942
Great Lakes Water Auth., Water Supply, Series B, 5.00%, 7/1/46	10,875	12,759
Michigan Fin. Auth., Series C-1, 5.00%, 7/1/44 (Prerefunded 7/1/22) (3)	1,000	1,078
Michigan Fin. Auth., Great Lakes Water Auth., Sewer Disposal, Series C, 5.00%, 7/1/35	2,325	2,711
Michigan Fin. Auth., Great Lakes Water Auth., Water Supply, Series D-2, 5.00%, 7/1/34	2,250	2,628
Michigan Fin. Auth., Henry Ford Health, 5.00%, 11/15/34	3,225	3,840
Michigan Fin. Auth., Henry Ford Health, 5.00%, 11/15/37	3,500	4,129
Michigan Fin. Auth., McLaren Health Care, 5.00%, 2/15/38	2,000	2,463
Michigan Fin. Auth., McLaren Health Care, 5.00%, 2/15/39	5,925	7,275
Michigan Fin. Auth., McLaren Health Care, Series B, 5.00%, 5/15/35	5,000	5,698
Michigan Fin. Auth., Trinity Health Credit Group, 5.00%, 12/1/31 (Prerefunded 6/1/22) (3)	2,700	2,897
Michigan Fin. Auth., Trinity Health Credit Group, 5.00%, 12/1/35 (Prerefunded 6/1/22) (3)	5,000	5,366
Michigan Fin. Auth., Trinity Health Credit Group, Series A, 5.00%, 12/1/47 (Prerefunded 12/1/22) (3)	3,000	3,287
		74,431
MISSISSIPPI 0.1%		
Jackson County, Chevron USA Project, VRDN, 0.15%, 12/15/24 (2)	1,600	1,600
		1,600
MISSOURI 2.3%		
Kansas City IDA, Downtown Redev., Series A, IDRB, 5.50%, 9/1/25	3,620	3,771
Kansas City IDA, Kansas City Int'l Airport, Series A, 5.00%, 3/1/57 (2)(4)	13,350	15,476

Kansas City IDA, Kansas City Int'l Airport, Series B, IDRB, 5.00%, 3/1/55 (2)(4)	16,490	18,890
Missouri Joint Municipal Electric Utility Commission, IATAN 2, Series A, 5.00%, 1/1/33	2,000	2,231
Missouri Joint Municipal Electric Utility Commission, Plum Point, 5.00%, 1/1/33	5,000	5,713
Saint Louis County IDA, Friendship Village, IDRB, 5.00%, 9/1/48	5,345	5,652
Saint Louis County IDA, Friendship Village, Series A, IDRB, 5.00%, 9/1/38	750	812
Saint Louis County IDA, Friendship Village, Series A, IDRB, 5.125%, 9/1/48	1,950	2,095
Saint Louis County IDA, St. Andrews Resources for Seniors, Series A, IDRB, 5.125%, 12/1/45	825	782
Saint Louis IDA, Ballpark Village, Series A, IDRB, 3.875%, 11/15/29	90	81
Saint Louis IDA, Ballpark Village, Series A, IDRB, 4.375%, 11/15/35	585	509
Saint Louis IDA, Ballpark Village, Series A, IDRB, 4.75%, 11/15/47	500	438
		56,450

NEBRASKA 0.0%

Central Plains Energy, Goldman Sachs Group, 5.25%, 9/1/37	1,000	1,076
		1,076

NEVADA 0.9%

Las Vegas Convention & Visitors Auth., Series B, 5.00%, 7/1/33	2,095	2,492
Las Vegas Convention & Visitors Auth., Series B, 5.00%, 7/1/43	10,800	12,413
Las Vegas Redev. Agency, 5.00%, 6/15/40	3,210	3,579
Las Vegas Redev. Agency, 5.00%, 6/15/45	2,540	2,787
Las Vegas Valley Water Dist., Series B, GO, 5.00%, 6/1/28	805	860
Sparks, Series A, 2.50%, 6/15/24 (1)	765	758
		22,889

NEW HAMPSHIRE 0.1%

National Fin. Auth., Series 2020-1, Class A, 4.125%, 1/20/34	2,277	2,479
		2,479

NEW JERSEY 4.9%

Hudson County Improvement Auth., Hudson County Courthouse Project, 4.00%, 10/1/33	2,000	2,425
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/24	1,000	1,031
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/25	5,000	5,149
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/28	500	511
New Jersey Economic Dev. Auth., Goethals Bridge, 5.00%, 1/1/31 (2)(4)	1,000	1,116
New Jersey Economic Dev. Auth., Goethals Bridge, 5.125%, 1/1/34 (2)	1,795	1,966
New Jersey Economic Dev. Auth., Goethals Bridge, 5.125%, 7/1/42 (2)(4)	1,100	1,212
New Jersey Economic Dev. Auth., Goethals Bridge, 5.375%, 1/1/43 (2)	3,000	3,280
New Jersey Economic Dev. Auth., Goethals Bridge, 5.625%, 1/1/52 (2)	2,040	2,240
New Jersey Economic Dev. Auth., Middlesex Water, 5.00%, 8/1/59 (2)	1,000	1,201
New Jersey Economic Dev. Auth., Middlesex Water, Series A, 5.00%, 10/1/23	2,455	2,776
New Jersey Economic Dev. Auth., Port Newark Container Terminal, 5.00%, 10/1/37 (2)	1,920	2,109
New Jersey Economic Dev. Auth., Port Newark Container Terminal, 5.00%, 10/1/47 (2)	5,795	6,250
New Jersey Economic Dev. Auth., Transit Trans. Project, 4.00%, 11/1/38	1,000	1,047
New Jersey Economic Dev. Auth., Transit Trans. Project, 4.00%, 11/1/44	2,250	2,318
New Jersey Economic Dev. Auth., United Continental Airlines, 5.125%, 9/15/23 (2)	385	394

New Jersey Economic Dev. Auth., United Continental Airlines, Series B, 5.625%, 11/15/30 (2)	2,500	2,595
New Jersey HCFFA, Barnabas Health, Series A, 5.00%, 7/1/23	1,255	1,347
New Jersey HCFFA, Barnabas Health, Series A, 5.00%, 7/1/24	4,500	4,831
New Jersey HCFFA, Barnabas Health, Series A, 5.00%, 7/1/25	1,000	1,073
New Jersey HCFFA, Barnabas Health, Series A, 5.00%, 7/1/43	5,900	6,812
New Jersey HCFFA, Barnabas Health, Series A, 5.00%, 7/1/44	3,350	3,700
New Jersey HCFFA, Hackensack Meridian Health, 5.00%, 7/1/25	4,000	4,299
New Jersey HCFFA, Hackensack Meridian Health, 5.00%, 7/1/26	1,000	1,072
New Jersey HCFFA, Hackensack Meridian Health, Series A, 5.25%, 7/1/57	2,000	2,378
New Jersey HCFFA, Univ. Hosp., Series A, 5.00%, 7/1/46 (4)	3,550	3,904
New Jersey Higher Ed. Student Assistance Auth., Series 1A-1, 5.00%, 12/1/22 (2)	2,000	2,169
New Jersey Institute of Technology, Series A, 5.00%, 7/1/40	3,500	3,979
New Jersey Institute of Technology, Unrefunded Balance, Series A, 5.00%, 7/1/42 (Prerefunded 7/1/22) (3)	2,780	2,996
New Jersey Transportation Trust Fund Auth., Series A, 5.00%, 12/15/25	2,900	3,314
New Jersey Transportation Trust Fund Auth., Series AA, 5.25%, 6/15/43	13,450	15,268
New Jersey Transportation Trust Fund Auth., Series B, 5.50%, 6/15/31	3,000	3,078
New Jersey Transportation Trust Fund Auth., Series BB, 4.00%, 6/15/44	5,825	5,993
New Jersey Transportation Trust Fund Auth., Fed. Highway Reimbursement, Series A, 5.00%, 6/15/31	2,900	3,302
New Jersey Transportation Trust Fund Auth., Fed. Highway Reimbursement, Series A-1, 5.00%, 6/15/21	5,275	5,394
New Jersey Turnpike Auth., Series B, 5.00%, 1/1/30	4,000	4,330
North Hudson Sewerage Auth., Series A, 5.00%, 6/1/21	955	981
Tobacco Settlement Fin., Series A, 5.00%, 6/1/37	1,000	1,206
Tobacco Settlement Fin., Series A, 5.25%, 6/1/46	3,000	3,510
		122,556

NEW MEXICO 0.3%		
Farmington PCR, Public Service of San Juan, VRDN, 1.15%, 6/1/40 (Tender 6/1/24)	2,000	2,006
New Mexico Hosp. Equipment Loan Council, Series A, 4.00%, 8/1/48	4,500	5,003
		7,009
NEW YORK 9.6%		
Albany County Airport Auth., Series B, 5.00%, 12/15/26 (2)	1,070	1,280
Brooklyn Arena Local Dev., Barclays Center, Series A, 5.00%, 7/15/42	4,800	5,226
Buffalo & Erie County Ind. Land Dev., Buffalo State College Foundation Housing, 5.375%, 10/1/41 (Prerefunded 4/1/21) (3)	3,140	3,207
Build New York City Resource, Pratt Paper, 5.00%, 1/1/35 (1)(2)	1,500	1,637
Dormitory Auth. of the State of New York, Series A, 4.00%, 7/1/50	4,675	5,204
Dormitory Auth. of the State of New York, Series A, 5.00%, 3/15/46	5,000	6,042
Dormitory Auth. of the State of New York, Montefiore Obligation Group, Series A, 4.00%, 9/1/50	7,355	7,890
Dormitory Auth. of the State of New York, Personal Income Tax, Series B, 5.00%, 3/15/32	6,250	6,603
Dormitory Auth. of the State of New York, Saint John's Univ., Series A, 5.00%, 7/1/44	1,400	1,494
Dormitory Auth. of the State of New York, Sales Tax, Series A, 5.00%, 3/15/35	6,050	7,305
Dormitory Auth. of the State of New York, School Dist., Series A, 5.00%, 10/1/25 (Prerefunded 10/1/21) (3)	2,835	2,959
Dormitory Auth. of the State of New York, School Dist., Unrefunded Balance, Series A, 5.00%, 10/1/25	165	172
Dormitory Auth. of the State of New York, The New School, Series A, 5.00%, 7/1/37	2,605	2,955
Glen Cove Local Economic Assistance, Garvies Point, Series A, 5.00%, 1/1/56	745	766
Glen Cove Local Economic Assistance, Garvies Point, Series B, Zero Coupon, 1/1/45	9,655	2,955

Glen Cove Local Economic Assistance, Garvies Point, Series C, STEP, 0.00%, 1/1/55	970	905
Long Island Power Auth., Series A, 5.00%, 9/1/34	1,325	1,519
Long Island Power Auth., Series A, 5.00%, 9/1/37 (Prerefunded 9/1/22) (3)	1,725	1,875
Long Island Power Auth., Series A, 5.00%, 9/1/37	3,450	3,679
Metropolitan Transportation Auth., Series B, 5.25%, 11/15/26 (4)	4,000	4,903
Metropolitan Transportation Auth., Series E-1, VRDN, 0.12%, 11/15/50	4,900	4,900
Metropolitan Transportation Auth., Dedicated Tax Fund, Series A, 5.25%, 11/15/31	5,000	5,952
Metropolitan Transportation Auth., Green Bond, Series A-1, 5.00%, 11/15/49	10,480	11,330
Monroe County IDC, Univ. of Rochester Project, Series A, 4.00%, 7/1/50	5,720	6,445
Nassau County IDA, Amsterdam at Harborside, Series A, IDRB, 5.875%, 1/1/23	98	59
Nassau County IDA, Amsterdam at Harborside, Series A, IDRB, 6.50%, 1/1/32	296	178
Nassau County IDA, Amsterdam at Harborside, Series A, IDRB, 6.70%, 1/1/49	171	103
Nassau County IDA, Amsterdam at Harborside, Series A-4, IDRB, 6.70%, 1/1/49	2,679	1,607
Nassau County IDA, Amsterdam at Harborside, Series B, IDRB, 5.50%, 7/1/20 (7)	22	18
Nassau County IDA, Amsterdam at Harborside, Series C, IDRB, 2.00%, 1/1/49 (7)(8)	636	64
New York City, Series B-1, GO, 5.00%, 10/1/38	2,550	3,077
New York City, Series B-1, GO, 5.00%, 10/1/42	7,000	8,492
New York City, Series D-1, GO, 5.00%, 12/1/42	5,000	5,993
New York City, Series E-5, GO, VRDN, 0.10%, 3/1/48	1,425	1,425
New York City, Series J, GO, 5.00%, 8/1/30	4,310	4,959
New York City, Series J, GO, 5.00%, 8/1/33	1,500	1,721
New York City Transitional Fin. Auth., Series C-4, VRDN, 0.11%, 11/1/36	7,245	7,245

New York City Transitional Fin. Auth., Building Aid, Series S-1, 5.00%, 7/15/45	5,000	5,987
New York City Transitional Fin. Auth., Building Aid, Series S-3, 5.00%, 7/15/43	5,000	6,010
New York City Transitional Fin. Auth., Future Tax, Series IE, 5.00%, 8/1/36	6,955	8,530
New York City Transitional Fin. Auth., Future Tax, Series IE, 5.00%, 8/1/38	5,000	6,096
New York City Water & Sewer System, Series AA-1, 4.00%, 6/15/50	15,000	17,257
New York City Water & Sewer System, Series B-1, VRDN, 0.12%, 6/15/45	8,475	8,475
New York City Water & Sewer System, Series DD-3B, VRDN, 0.12%, 6/15/43	2,455	2,455
New York City Water & Sewer System, Water Utility, Series DD-3A, VRDN, 0.12%, 6/15/43	7,600	7,600
New York Liberty Dev., 3 World Trade Center, Class 2, 5.15%, 11/15/34 (1)	1,750	1,815
New York Liberty Dev., 3 World Trade Center, Class 2, 5.375%, 11/15/40 (1)	3,500	3,618
New York Liberty Dev., Bank of America Tower at One Bryant Park, 2.80%, 9/15/69	2,850	2,718
New York Liberty Dev., Port Auth. of New York/New Jersey, 4 World Trade Center, 5.75%, 11/15/51	3,170	3,329
New York State Transportation Dev., American Airlines, 5.00%, 8/1/31 (2)	1,450	1,441
New York State Transportation Dev., Delta Airlines, LaGuardia Airport, 5.00%, 1/1/34 (2)	3,000	3,228
New York State Transportation Dev., Delta Airlines, LaGuardia Airport, 5.00%, 10/1/35 (2)	2,500	2,724
New York State Transportation Dev., Delta Airlines, LaGuardia Airport, 5.00%, 1/1/36 (2)	2,750	2,935
Onondaga Civic Dev., Saint Joseph's Hosp., 5.00%, 7/1/42 (Prerefunded 7/1/22) (3)	3,415	3,680
Onondaga Civic Dev., Upstate Properties Dev., 5.25%, 12/1/41 (Prerefunded 12/1/21) (3)	2,000	2,106
Onondaga Civic Dev., Upstate Properties Dev., 5.50%, 12/1/31 (Prerefunded 12/1/21) (3)	2,000	2,112

Port Auth. of New York & New Jersey, Series 172, 5.00%, 10/1/34 (2)	2,000	2,101
Port Auth. of New York & New Jersey, Consolidated Bonds, Series 214, 4.00%, 9/1/43 (2)	1,950	2,149
Port Auth. of New York & New Jersey, JFK Int'l Air Terminal, 6.00%, 12/1/36	1,000	1,004
Triborough Bridge & Tunnel Auth., Series A, 5.00%, 1/1/28 (Prerefunded 1/1/22) (3)	3,000	3,167
Triborough Bridge & Tunnel Auth., Series B, 5.00%, 11/15/25	2,000	2,175
Westchester County Local Dev., Pace Univ., Series A, 5.50%, 5/1/42	4,515	4,859
		239,715

NORTH CAROLINA 2.5%

Charlotte, Douglas Int'l Airport, Series A, 5.00%, 7/1/33	1,555	1,593
Charlotte, Douglas Int'l Airport, Series A, 5.00%, 7/1/39	2,255	2,261
Charlotte-Mecklenburg Hosp. Auth., Series C, VRDN, 0.11%, 1/15/37	2,615	2,615
North Carolina Medical Care Commission, Salemtowne, 5.25%, 10/1/35	1,000	1,001
North Carolina Medical Care Commission, Sharon Towers, Series A, 5.00%, 7/1/39	850	911
North Carolina Medical Care Commission, Sharon Towers, Series A, 5.00%, 7/1/44	1,105	1,175
North Carolina Medical Care Commission, Sharon Towers, Series A, 5.00%, 7/1/49	1,000	1,055
North Carolina Medical Care Commission, Vidant Health, 5.00%, 6/1/40	5,000	5,720
North Carolina Medical Care Commission, Vidant Health, 5.00%, 6/1/45	13,165	14,955
North Carolina Municipal Power Agency # 1, Catawba, Series A, 5.00%, 1/1/28	7,650	9,088
North Carolina Turnpike Auth., 5.00%, 1/1/40	8,025	9,519
Raleigh Durham Airport Auth., Series A, 5.00%, 5/1/34 (2)	2,150	2,704
Raleigh Durham Airport Auth., Series A, 5.00%, 5/1/35 (2)	1,000	1,254
Raleigh Durham Airport Auth., Series A, 5.00%, 5/1/36 (2)	500	624

Univ. of North Carolina at Chapel Hill, Series A, VRDN, 0.10%, 2/15/31	4,300	4,300
Univ. of North Carolina at Chapel Hill, Series B, VRDN, 0.10%, 2/15/31	4,300	4,300
		63,075

OHIO 2.9%

Allen County Hosp. Fac., Catholic Healthcare, Series C, VRDN, 0.11%, 6/1/34	5,400	5,400
American Municipal Power, Comb Hydroelectric, Series A, VRDN, 2.25%, 2/15/48 (Tender 8/15/21)	5,000	5,019
Buckeye Tobacco Settlement Fin. Auth., Series A-2, 4.00%, 6/1/37	2,600	3,035
Buckeye Tobacco Settlement Fin. Auth., Series A-2, Class 1, 4.00%, 6/1/38	1,750	2,034
Buckeye Tobacco Settlement Fin. Auth., Series A-2, Class 1, 4.00%, 6/1/39	3,850	4,460
Buckeye Tobacco Settlement Fin. Auth., Series B-2, Class 2, 5.00%, 6/1/55	11,760	12,581
Cuyahoga County, MetroHealth, 5.50%, 2/15/52	4,815	5,595
Cuyahoga County, MetroHealth, 5.50%, 2/15/57	3,135	3,632
Franklin County Convention Fac. Auth., Greater Columbus Convention Center, 5.00%, 12/1/44	3,070	3,079
Franklin County Convention Fac. Auth., Greater Columbus Convention Center, 5.00%, 12/1/51	5,595	5,600
Hamilton County, Life Enriching Communities, 5.00%, 1/1/36	1,500	1,615
Hamilton County, Life Enriching Communities, 5.00%, 1/1/46	4,200	4,454
Hamilton County, Life Enriching Communities, Series A, 5.00%, 1/1/52	1,000	1,065
Ohio, Series A, 4.00%, 1/15/50	5,985	6,530
Ohio, Series A, 5.00%, 1/15/50	3,000	3,606
Ohio Air Quality Dev. Auth., Ohio Valley Electric, 3.25%, 9/1/29	1,950	1,966
Ohio Air Quality Dev. Auth., Pratt Paper, 4.25%, 1/15/38 (1)(2)	500	532
Ohio Air Quality Dev. Auth., Pratt Paper, 4.50%, 1/15/48 (1)(2)	1,550	1,658

Southeastern Ohio Port Auth., Memorial Health Sys., 6.00%, 12/1/42	2,045	2,112
		73,973

OKLAHOMA 0.2%

Oklahoma County Fin. Auth., Epworth Villa, Series A, 5.00%, 4/1/33	1,000	902
Oklahoma County Fin. Auth., Epworth Villa, Series A, 5.875%, 4/1/30	250	250
Oklahoma DFA, OU Medicine, Series B, 5.50%, 8/15/52	1,580	1,840
Oklahoma Turnpike Auth., Series C, 5.00%, 1/1/47	1,300	1,546
Tulsa County Ind. Auth., Montereau, Senior Living Community, 5.25%, 11/15/45	625	658
		5,196

OREGON 0.8%

Oregon Fac. Auth., Legacy Health, Series A, 5.00%, 6/1/46	4,175	4,756
Oregon Fac. Auth., Peace Health, Series A, VRDN, 0.11%, 8/1/34	5,925	5,925
Port of Portland Airport, Series 24B, 5.00%, 7/1/42 (2)	3,000	3,421
Port of Portland Airport, Series 27A, 4.00%, 7/1/39 (2)	5,000	5,537
		19,639

PENNSYLVANIA 2.2%

Cumberland County Municipal Auth., Asbury Obligated Group, 5.25%, 1/1/32	1,465	1,471
Doylestown Hosp. Auth., Doylestown Hosp., Series A, 4.00%, 7/1/45	1,475	1,523
Doylestown Hosp. Auth., Doylestown Hosp., Series A, 5.00%, 7/1/49	4,025	4,479
Franklin County IDA, Menno Haven, IDRB, 5.00%, 12/1/38	1,000	1,061
Montgomery County Higher Ed. & Health Auth., Thomas Jefferson Univ., Series A, 5.00%, 9/1/34	2,750	3,273
Montgomery County Higher Ed. & Health Auth., Thomas Jefferson Univ., Series A, 5.00%, 9/1/37	2,500	2,946

Montgomery County IDA, Albert Einstein Healthcare, Series A, IDRB, 5.25%, 1/15/45	4,270	4,458
Pennsylvania Economic DFA, National Gypsum, 5.50%, 11/1/44 (2)	2,500	2,562
Pennsylvania Higher EFA, Drexel Univ., 5.00%, 5/1/34	4,380	5,077
Pennsylvania Higher EFA, Thomas Jefferson Univ., Series A, 5.00%, 9/1/39	1,500	1,680
Philadelphia Hosp. & Higher EFA, Series A, VRDN, 0.11%, 2/15/21	4,100	4,100
Philadelphia Hosp. & Higher EFA, Series B, VRDN, 0.11%, 7/1/25	600	600
Philadelphia IDA, Temple Univ., 2nd Series 2016, IDRB, 5.00%, 4/1/34	7,675	8,771
Philadelphia School Dist., Series A, GO, 5.00%, 9/1/44	6,200	7,485
State Public School Building Auth., Series A, 5.00%, 6/1/32 (4)	5,000	6,005
		55,491

PUERTO RICO 1.6%

Puerto Rico Aqueduct & Sewer Auth., Series A, 5.25%, 7/1/29	3,639	3,785
Puerto Rico Aqueduct & Sewer Auth., Series A, 5.25%, 7/1/42	2,810	2,894
Puerto Rico Aqueduct & Sewer Auth., Series A, 5.75%, 7/1/37	2,000	2,082
Puerto Rico Aqueduct & Sewer Auth., Series A, 6.00%, 7/1/38	7,500	7,594
Puerto Rico Electric Power Auth., Series A-RSA-1, 5.05%, 7/1/42 (8)(9)	50	35
Puerto Rico Electric Power Auth., Series CCC-RSA-1, 5.00%, 7/1/27 (8)(9)	85	59
Puerto Rico Electric Power Auth., Series CCC-RSA-1, 5.25%, 7/1/27 (8)(9)	2,100	1,457
Puerto Rico Electric Power Auth., Series CCC-RSA-1, 5.25%, 7/1/28 (8)(9)	190	132
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/20 (8)(9)	240	166
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/24 (8)(9)	935	647
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/25 (8)(9)	305	211

Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/26 (8)(9)	370	256
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/27 (8)(9)	2,230	1,544
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/32 (8)(9)	150	104
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/37 (8)(9)	4,385	3,037
Puerto Rico Electric Power Auth., Series WW-RSA-1, 5.00%, 7/1/28 (8)(9)	40	28
Puerto Rico Electric Power Auth., Series WW-RSA-1, 5.25%, 7/1/33 (8)(9)	235	163
Puerto Rico Electric Power Auth., Series WW-RSA-1, 5.50%, 7/1/18 (8)(9)	200	139
Puerto Rico Electric Power Auth., Series XX-RSA-1, 5.25%, 7/1/27 (8)(9)	85	59
Puerto Rico Electric Power Auth., Series XX-RSA-1, 5.25%, 7/1/40 (8)(9)	225	156
Puerto Rico Electric Power Auth., Series XX-RSA-1, 5.75%, 7/1/36 (8)(9)	175	123
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 3.70%, 7/1/17 (8)(9)	55	37
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.00%, 7/1/17 (8)(9)	100	69
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.00%, 7/1/28 (8)(9)	80	55
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.25%, 7/1/19 (8)(9)	745	514
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.25%, 7/1/23 (8)(9)	170	118
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.25%, 7/1/24 (8)(9)	85	59
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.25%, 7/1/26 (8)(9)	1,945	1,349
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/27	5,294	4,479
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/31	2,750	1,983

Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/33	5,615	3,683
Puerto Rico Sales Tax Fin., Restructured, Series A-1, 4.50%, 7/1/34	1,211	1,265
Puerto Rico Sales Tax Fin., Restructured, Series A-1, 4.75%, 7/1/53	2,405	2,524
		40,806
RHODE ISLAND 0.0%		
Central Falls Detention Fac., 7.25%, 7/15/35 (7)(8)	490	88
		88
SOUTH CAROLINA 0.9%		
Patriots Energy Group Fin. Agency, Series A, VRDN, 4.00%, 10/1/48 (Tender 2/1/24)	5,000	5,508
South Carolina Jobs-Economic Dev. Auth., Active Retirement Community, Series C, 5.00%, 11/15/47	1,925	2,166
South Carolina Jobs-Economic Dev. Auth., Bon Secours Health, 5.00%, 11/1/29 (Prerefunded 11/1/22) (3)	2,000	2,186
South Carolina Jobs-Economic Dev. Auth., Prisma Health Obligated Group, Series A, 5.00%, 5/1/35	2,170	2,593
South Carolina Jobs-Economic Dev. Auth., Prisma Health Obligated Group, Series A, 5.00%, 5/1/36	5,000	5,945
South Carolina Jobs-Economic Dev. Auth., Prisma Health Obligated Group, Series A, 5.00%, 5/1/43	4,650	5,377
		23,775
SOUTH DAKOTA 0.1%		
South Dakota HEFA, Sanford Health Group, Series B, 5.00%, 11/1/44	2,330	2,615
South Dakota HEFA, Sanford Health Group, Series E, 5.00%, 11/1/37	1,030	1,100
		3,715

TENNESSEE 2.5%

Blount County Health & Ed. Fac. Board, Asbury, Series A, 5.00%, 1/1/47	3,900	2,660
Greeneville Health & Ed. Fac. Board, Ballad Health Obligation Group, Series 2018A, 5.00%, 7/1/36	3,250	3,877
Metropolitan Gov't. of Nashville-Davidson Health & Ed. Fac. Board, Vanderbilt Univ. Medical Center, Series A, 5.00%, 7/1/35	2,815	3,287
Metropolitan Gov't. of Nashville-Davidson Health & Ed. Fac. Board, Vanderbilt Univ. Medical Center, Series A, 5.00%, 7/1/40	1,550	1,789
Metropolitan Gov't. of Nashville-Davidson Health & Ed. Fac. Board, Vanderbilt Univ. Medical Center, Series A, 5.00%, 7/1/46	13,235	15,116
Metropolitan Nashville Airport Auth., Series B, 4.00%, 7/1/49 (2)	7,000	7,547
Metropolitan Nashville Airport Auth., Series B, 4.00%, 7/1/54 (2)	6,045	6,473
Metropolitan Nashville Airport Auth., Series B, 5.00%, 7/1/44 (2)	3,000	3,562
Metropolitan Nashville Airport Auth., Series B, 5.00%, 7/1/49 (2)	4,000	4,715
Metropolitan Nashville Airport Auth., Series B, 5.00%, 7/1/54 (2)	4,000	4,691
Tennessee Energy Acquisition, VRDN, 4.00%, 11/1/49 (Tender 11/1/25)	4,175	4,745
Tennessee Energy Acquisition, Series A, 5.25%, 9/1/24	2,650	3,079
		61,541

TEXAS 7.8%

Austin Airport, Series B, 5.00%, 11/15/41 (2)	1,350	1,552
Austin Airport, Series B, 5.00%, 11/15/44 (2)	5,000	5,987
Austin Convention Enterprises, Convention Center, 1st Tier, Series A, 5.00%, 1/1/34	1,300	1,320
Austin Convention Enterprises, Convention Center, 2nd Tier, Series B, 5.00%, 1/1/26	1,050	1,016
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/28	560	654
Dallas/Fort Worth Int'l. Airport, Series A, 5.25%, 11/1/30 (2)	6,040	6,724
Dallas/Fort Worth Int'l. Airport, Series C, 5.125%, 11/1/43 (2)	4,650	4,952
Dallas/Fort Worth Int'l. Airport, Series D, 5.00%, 11/1/38 (Prerefunded 11/1/21) (2)(3)	11,695	12,231
Harris County Cultural Ed. Fac. Fin., Brazos Presbyterian Homes, Series B, 6.375%, 1/1/33	1,635	1,733

Harris County Cultural Ed. Fac. Fin., Thermal Energy, 5.00%, 11/15/31	660	824
Harris County Cultural Ed. Fac. Fin., Thermal Energy, 5.00%, 11/15/33	6,575	8,086
Harris County Health Fac. Dev., Methodist Hosp. Sys., Series A-1, VRDN, 0.10%, 12/1/41	1,350	1,350
Houston Airport, Series A, 5.00%, 7/1/36 (2)	1,100	1,315
Houston Airport, Series A, 5.00%, 7/1/37 (2)	2,125	2,532
Houston Airport, Series A, 5.00%, 7/1/41 (2)	3,250	3,830
Houston Airport, Series C, 5.00%, 7/1/31 (2)	3,000	3,663
Houston Airport, Series C, 5.00%, 7/1/32 (2)	3,750	4,547
Houston Airport, United Airlines, Series B-1, 5.00%, 7/15/35 (2)	2,500	2,523
Joint Guadalupe County - Seguin Hosp., Board of Managers Guadalupe Regional Medical Center, 5.00%, 12/1/29	1,700	1,876
Joint Guadalupe County - Seguin Hosp., Board of Managers Guadalupe Regional Medical Center, 5.00%, 12/1/40	1,890	1,980
Lower Colorado River Auth., Transmission Services, Series A, 5.00%, 5/15/28	3,320	3,400
Lower Colorado River Auth., Transmission Services, Series A, 5.00%, 5/15/33	3,500	3,583
Mission Economic Dev., Natagasoline, Series B, 4.625%, 10/1/31 (1)(2)	3,275	3,469
Montgomery County Toll Road Auth., Senior, 5.00%, 9/15/32	85	95
Montgomery County Toll Road Auth., Senior, 5.00%, 9/15/33	90	100
Montgomery County Toll Road Auth., Senior, 5.00%, 9/15/34	95	105
Montgomery County Toll Road Auth., Senior, 5.00%, 9/15/35	675	745
Montgomery County Toll Road Auth., Senior, 5.00%, 9/15/36	745	820
Montgomery County Toll Road Auth., Senior, 5.00%, 9/15/38	410	450
Montgomery County Toll Road Auth., Senior, 5.00%, 9/15/43	1,215	1,321
Montgomery County Toll Road Auth., Senior, 5.00%, 9/15/48	3,525	3,813
New Hope Cultural Ed. Fac. Fin., Collegiate Housing, Tarleton State Univ., Series A, 5.00%, 4/1/24 (10)	420	483
New Hope Cultural Ed. Fac. Fin., Collegiate Housing, Tarleton State Univ., Series A, 5.00%, 4/1/35 (Prerefunded 4/1/25) (3)	420	500

New Hope Cultural Ed. Fac. Fin., Collegiate Housing, Tarleton State Univ., Series A, 5.00%, 4/1/47 (Prerefunded 4/1/25) (3)	2,070	2,464
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.00%, 10/1/33	275	282
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.00%, 10/1/35	1,000	1,017
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.25%, 10/1/49	1,720	1,724
North Texas Tollway Auth., 1st Tier, Series A, 5.00%, 1/1/37	5,000	5,965
North Texas Tollway Auth., 1st Tier, Series A, 5.00%, 1/1/39	2,705	3,143
San Antonio Water Sys., Series A, VRDN, 2.625%, 5/1/49 (Tender 5/1/24)	2,250	2,395
Tarrant County Cultural Ed. Fac. Fin., Buckingham Senior Living Community, 5.50%, 11/15/45 (7)(8)	1,125	731
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series A, 5.00%, 11/15/28	585	684
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series A, 5.00%, 11/15/30	750	868
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series A, 5.00%, 11/15/37	1,105	1,244
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series B, 5.00%, 11/15/40	1,225	1,370
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series B, 5.00%, 11/15/46	2,750	3,050
Tarrant County Cultural Ed. Fac. Fin., Edgemere-Northwest Senior High School, Series A, 5.00%, 11/15/45	2,830	2,276
Tarrant County Cultural Ed. Fac. Fin., Texas Health Resources, Series A, 5.00%, 2/15/41	2,900	3,400
Tarrant County Cultural Ed. Fac. Fin., Texas Health Resources, Series A, 5.00%, 2/15/47	12,000	13,968
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch Senior Lien, Series D, 6.25%, 12/15/26	785	919
Texas Municipal Gas Acquisition & Supply III, Macquarie Group, 5.00%, 12/15/25	4,000	4,332
Texas Municipal Gas Acquisition & Supply III, Macquarie Group, 5.00%, 12/15/28	3,000	3,219
Texas Municipal Gas Acquisition & Supply III, Macquarie Group, 5.00%, 12/15/29	2,200	2,354

Texas Private Activity Bond Surface Transportation, Blueridge Transportation Group, 5.00%, 12/31/45 (2)	3,500	3,808
Texas Private Activity Bond Surface Transportation, Blueridge Transportation Group, 5.00%, 12/31/50 (2)	5,200	5,642
Texas Private Activity Bond Surface Transportation, Blueridge Transportation Group, 5.00%, 12/31/55 (2)	2,045	2,215
Texas Private Activity Bond Surface Transportation, Segment 3C Project, 5.00%, 6/30/58 (2)	11,025	12,533
Texas Transportation Commission, Series A, 5.00%, 8/15/39	6,250	7,965
Texas Transportation Commission, Central Texas Turnpike, Series C, 5.00%, 8/15/37	11,130	12,515
Texas Transportation Commission, First Tier Toll, 5.00%, 8/1/57	5,665	6,417
Travis County Health Fac. Dev., Westminster Manor, 7.00%, 11/1/30 (Prerefunded 11/1/20) (3)	805	805
Travis County Health Fac. Dev., Westminster Manor, Unrefunded Balance, 7.00%, 11/1/30	55	55
		194,939

UTAH 0.4%

Salt Lake City Airport, Series A, 5.00%, 7/1/42 (2)	1,000	1,147
Salt Lake City Airport, Series A, 5.00%, 7/1/47 (2)	7,055	8,029
		9,176

VIRGIN ISLANDS 0.0%

Virgin Islands PFA, Diageo, Series A, 6.75%, 10/1/37	850	853
		853

VIRGINIA 5.3%

Chesapeake Bay Bridge & Tunnel Dist., 1st Tier, General Resolution Rev., 5.00%, 7/1/41 (4)	4,300	5,063
Chesapeake Bay Bridge & Tunnel Dist., 1st Tier, General Resolution Rev., 5.00%, 7/1/46	7,305	8,265
Chesapeake Bay Bridge & Tunnel Dist., 1st Tier, General Resolution Rev., 5.00%, 7/1/51	3,070	3,453

Fairfax County IDA, Inova Health, Series A, IDRB, 4.00%, 5/15/48	250	279
Fairfax County IDA, Inova Health, Series A, IDRB, 5.00%, 5/15/31	2,000	2,420
Fairfax County IDA, Inova Health, Series A, IDRB, 5.00%, 5/15/44	5,000	5,635
Greater Richmond Convention Center Auth., Hotel Tax, 5.00%, 6/15/31	4,635	5,216
Hampton Roads Transportation Accountability Commission, Series A, 5.50%, 7/1/57	20,215	25,024
James City County Economic Dev. Auth., Winsormeade United Medthodist Homes, Series A, 2.00%, 10/1/48 (7)	201	18
James City County Economic Dev. Auth., Winsormeade United Medthodist Homes, Series A, 6.00%, 6/1/43	1,123	1,163
Lynchburg Economic Dev. Auth., Central Health Obligation, Series B, VRDN, 0.11%, 1/1/47	5,280	5,280
Norfolk Economic Dev. Auth., Sentara Healthcare, Series B, VRDN, 5.00%, 11/1/48 (Tender 11/1/28)	500	639
Stafford County Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/34	1,445	1,677
Stafford County Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/36	2,070	2,390
Virginia Small Business Fin. Auth., Elizabeth River Crossings, 5.00%, 7/1/25 (2)	1,000	1,053
Virginia Small Business Fin. Auth., Elizabeth River Crossings, 5.00%, 7/1/27 (2)	1,000	1,049
Virginia Small Business Fin. Auth., Elizabeth River Crossings, 5.50%, 1/1/42 (2)	8,570	8,945
Virginia Small Business Fin. Auth., Elizabeth River Crossings, 6.00%, 1/1/37 (2)	4,075	4,336
Virginia Small Business Fin. Auth., I-95 Express Lanes, 5.00%, 1/1/44 (2)	805	831
Virginia Small Business Fin. Auth., I-95 Express Lanes, 5.00%, 7/1/49 (2)	3,585	3,694
Virginia Small Business Fin. Auth., I-95 Express Lanes, Series 2012, 5.00%, 7/1/34 (2)	5,740	5,950
Virginia Small Business Fin. Auth., I-95 Express Lanes, Series 2012, 5.00%, 1/1/40 (2)	9,305	9,617

Virginia Small Business Fin. Auth., I-95 Express Lanes, Series 2017, 5.00%, 7/1/34 (2)	5,250	5,442
Virginia Small Business Fin. Auth., I-95 Express Lanes, Series 2017, 5.00%, 1/1/40 (2)	11,180	11,555
Virginia Small Business Fin. Auth., Transform 66 P3 Project, 5.00%, 12/31/49 (2)	1,000	1,115
Virginia Small Business Fin. Auth., Transform 66 P3 Project, 5.00%, 12/31/52 (2)	4,495	5,016
Virginia Small Business Fin. Auth., Transform 66 P3 Project, 5.00%, 12/31/56 (2)	7,400	8,244
		133,369
WASHINGTON 1.8%		
Energy Northwest, Columbia Generating Station, Series A, 5.00%, 7/1/33	1,500	1,995
Energy Northwest, Columbia Generating Station, Series A, 5.00%, 7/1/34	1,800	2,386
Energy Northwest, Columbia Generating Station, Series A, 5.00%, 7/1/36	2,400	3,154
Energy Northwest, Columbia Generating Station, Series A, 5.00%, 7/1/37	2,300	3,011
Greater Wenatchee Regional Events Center Pub. Fac. Dist., Series A, 5.50%, 9/1/42	650	656
Washington, Series C, GO, 5.00%, 2/1/39	20,000	25,803
Washington State Housing Fin. Commission, Transform Age Project, 2.375%, 1/1/26 (1)	3,425	3,291
Washington State Housing Fin. Commission, Transform Age Project, Series A, 5.00%, 1/1/55 (1)	4,400	4,499
		44,795
WEST VIRGINIA 0.1%		
Monongalia County Commission, Univ. Town Center Economic Dev. Dist., Series A, 5.50%, 6/1/37 (1)	425	437
Monongalia County Commission, Univ. Town Center Economic Dev. Dist., Series A, 5.75%, 6/1/43 (1)	425	438

West Virginia Economic Dev. Auth., Appalachian Power, Series A, 5.375%, 12/1/38	1,800	1,806
		2,681

WISCONSIN 0.8%

Univ. of Wisconsin Hosp. & Clinics Auth., Series B, VRDN, 0.11%, 4/1/48	5,200	5,200
Univ. of Wisconsin Hosp. & Clinics Auth., Series C, VRDN, 0.11%, 4/1/48	615	615
Wisconsin HEFA, St. John's Communities, Series A, 5.00%, 9/15/50	1,390	1,418
Wisconsin PFA, Celanese, Series A, 5.00%, 1/1/24 (2)	1,750	1,924
Wisconsin PFA, Celanese, Series B, 5.00%, 12/1/25 (2)	1,000	1,150
Wisconsin PFA, Roseman Univ. of Health, 5.00%, 4/1/40 (1)	600	641
Wisconsin PFA, Roseman Univ. of Health, 5.00%, 4/1/50 (1)	1,000	1,052
Wisconsin PFA, Searstone Retirement Community, Series A, 5.20%, 6/1/37	1,500	1,478
Wisconsin PFA, Searstone Retirement Community, Series A, 5.30%, 6/1/47	2,500	2,404
Wisconsin PFA, Southminster, 5.00%, 10/1/43 (1)	3,300	3,360
Wisconsin PFA, Southminster, 5.00%, 10/1/48 (1)	1,000	1,012
Wisconsin PFA, Southminster, 5.00%, 10/1/53 (1)	1,050	1,060
		21,314

Total Investments in Securities
99.5% of Net Assets (Cost $2,402,566) **$ 2,490,518**

‡ Par is denominated in U.S. dollars unless otherwise noted.
(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $56,431 and represents 2.3% of net assets.
(2) Interest subject to alternative minimum tax
(3) Prerefunded date is used in determining portfolio maturity.
(4) Insured by Assured Guaranty Municipal Corporation
(5) Insured by National Public Finance Guarantee Corporation
(6) Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.

The accompanying notes are an integral part of these financial statements.

October 31, 2020

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Municipal Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Income Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks a high level of income exempt from federal income taxes. The fund has three classes of shares: the Summit Municipal Income Fund (Investor Class), the Summit Municipal Income Fund–Advisor Class (Advisor Class), and the Summit Municipal Income Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/ or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance Effective November 1, 2019, the fund adopted Financial Accounting Standards Board (FASB) guidance that shortened the amortization period for certain callable debt securities held at a premium. Adoption had no effect on the fund’s net assets or results of operations.

In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs On October 31, 2020, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Mortgage-Backed Securities The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

LIBOR The fund may invest in instruments that are tied to reference rates, including LIBOR. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced a decision to transition away from LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by a fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $612,074,000 and $433,417,000, respectively, for the year ended October 31, 2020.

NOTE 4 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to an over-distribution of taxable income not deemed a return of capital for tax purposes and differences between book/tax amortization policies. For the year ended October 31, 2020, the following reclassification was recorded:

Distributions during the years ended October 31, 2020 and October 31, 2019, were characterized for tax purposes as follows:

At October 31, 2020, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.08% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At October 31, 2020, the effective annual group fee rate was 0.29%.

The Investor Class, Advisor Class and I Class are each subject to a permanent contractual expense limitation, pursuant to which Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; other non-recurring expenses permitted by the investment management agreement; and, with respect to any class other than the Investor Class, 12b-1 fees) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The agreement may only be terminated with approval by the fund’s shareholders. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended October 31, 2020 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $475,000 remain subject to repayment by the fund at October 31, 2020. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended October 31, 2020, expenses incurred pursuant to these service agreements were $69,000 for Price Associates and $89,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended October 31, 2020, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of October 31, 2020.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Summit Municipal Funds, Inc. and
Shareholders of T. Rowe Price Summit Municipal Income Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Summit Municipal Income Fund (one of the funds constituting T. Rowe Price Summit Municipal Funds, Inc., referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2020

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/20

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$79,000 from short-term capital gains

■	$66,403,000 which qualified as exempt-interest dividends

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on May 4, 2020, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of June 1, 2019, through March 31, 2020. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

Certain provisions of the Liquidity Program initially became effective on December 1, 2018, and the full Liquidity Program was formally approved by the Board in April 2019. During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program since its implementation has operated adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [191]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to February 2019)

Ronald J. Daniels (1959) 2018 [191]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [191]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to present); Chief Executive Officer and Director (2009 to 2016), Chairman of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chairman of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2013 [191]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [191]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2013 [191]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 1993 [191]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [191]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chairman of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Vice President and Secretary, T. Rowe Price International; Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2019 [191]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

(a)All information about the interested directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Summit Municipal Funds	Principal Occupation(s)

Austin Applegate (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

R. Lee Arnold, Jr., CFA, CPA (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Colin T. Bando, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Darrell N. Braman (1963) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Daniel Chihorek (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Vice President and Municipal Research Analyst, GW&K Investment Management (to 2018)

M. Helena Condez (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Sarah J. Engle (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alisa Fiumara-Yoch, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stephanie A. Gentile, CFA (1956) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Charles B. Hill, CFA (1961) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Dylan Jones, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Marcy M. Lash (1963) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan D. Levenson, Ph.D. (1958) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joseph K. Lynagh, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

James T. Lynch, CFA (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Konstantine B. Mallas (1963) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Hugh D. McGuirk, CFA (1960) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Cheryl A. Mickel, CFA (1967) Vice President	Director and Vice President, T. Rowe Price Trust Company; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James M. Murphy, CFA (1967) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Chen Shao (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jeanny Silva (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Douglas D. Spratley, CFA (1969) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Timothy G. Taylor, CFA (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert D. Thomas (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,627,000 and $2,330,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	December 17, 2020